THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE TO ACCREDITED INVESTORS PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

CYTOMEDIX, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of this 31st day of March, 2014 between Cytomedix, Inc., a Delaware corporation (the “Company”), and Anson Investments Master Fund LP (the “Subscriber”).

WHEREAS, the Company is conducting a private offering (the “Offering”) of 3,846,154 shares of the Company’s common stock (the “Shares”) and 2,884,615 warrants to purchase shares of the Company’s common stock (the “Warrants”) (and, together, the shares of the Company’s common stock issuable upon exercise of such warrants (the “Warrant Shares”), with the “Shares”, the “Securities”), in consideration of the aggregate purchase price of $2,000,000 (“Purchase Price”). The Offering is being made exclusively to accredited investor(s) pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

WHEREAS, the Subscriber desires to purchase that number of the Shares and the Warrants set forth on such signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION; COVENANTS OF THE COMPANY

1.1        Subscription for Securities. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of Shares as is set forth on the signature page hereof. The purchase price is payable by wire transfer to the Company in accordance with the wire instructions set forth on Exhibit B attached hereto.

1.2        Offering Period. The Securities will be offered for sale until the earlier to occur (i) the sale of the Maximum Offering Amount, or (ii) March 31, 2014 (subject to the right of the Company to extend the Offering for an additional 30 days without further notice) (the “Termination Date”). The Offering is being conducted on a “best-efforts” basis.

1

1.3        Closing. The Company may hold a closing (“Closing”) at any time after the receipt of the Purchase Price from the Subscriber prior to the Termination Date. Any subscription documents or funds received after the Closing will be returned, without interest or deduction. In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.

II.	REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber represents and warrants to the Company, with the intent that the Company will rely thereon, that:

2.1        Accredited Investor. The Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, it is able to bear the economic risk of any investment in the Securities and the information furnished in the accompanying investor questionnaire, which is attached hereto as Exhibit A, is accurate and complete in all material respects.

2.2        Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission (the “Commission”) or any state agency because it is intended to be an offering exempt from the registration requirements of the Securities Act and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

2.3        Investment Purpose. The Subscriber is purchasing the Securities as principal for its own account. The Subscriber is purchasing the Securities for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement.

2.4        Risk of Investment. The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Shares, the Warrants and the Warrant Shares are limited; and (c) the Company may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of Subscriber. Without limiting the generality of the representations set forth in herein, the Subscriber represents that the Subscriber has carefully reviewed the Risk Factors set forth in the Company’s Annual Report on Form 10-K (Exhibit C hereto). The Subscriber has received, read carefully and is familiar with this Subscription Agreement and exhibits thereto.

2.5        No Registration. The Securities have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)). The Subscriber represents and warrants and hereby agrees that all offers and sales of the Shares shall be made only pursuant to such registration or to such exemption from registration.

2

2.6        Prior Investment Experience. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities.

2.7        Information. The Subscriber acknowledges careful review of this Subscription Agreement, including and all other exhibits thereto (collectively, the “Offering Documents”) as well as the Company’s filings with the Commission, as required pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Documents. The undersigned does not desire to receive any further information.

2.8 Investment Decision. In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Subscription Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Offering Documents.

2.9        No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

2.10      Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities or the Securities comprising the Securities (universal change, as needed).

2.11      No Recommendation or Endorsement. The Subscriber understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Securities or the Securities comprising the Securities (universal change, as needed). Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement. Any representation to the contrary is a criminal offense.

2.12      No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

3

2.13      The Subscriber. The Subscriber (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription and make an investment in the Company, and represents that this Subscription constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

2.14      Legends. The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Subscription Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securirites. The legend to be placed on each certificate shall be in form substantially similar to the following:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE EXEMPTION FROM THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED PROVIDED BY RULE 506 OF REGULATION D UNDER SUCH ACT AND/OR SECTION 4(2) OF SUCH ACT. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (a) such Securities are being sold pursuant to a registration statement under the Securities Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Securities is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Securities may be made pursuant to the Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

4

2.15      Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

2.16      Survival. The representations and warranties of the Subscriber contained herein will be true at the date of execution of this Subscription Agreement by the Subscriber and as of the Closing in all material respects as though such representations and warranties were made as of such times and shall survive the Closing and the delivery of the Securities. The Subscriber agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities.

III.	USE OF PROCEEDS

The proceeds of the Offering will be employed by the Company substantially for general corporate and working capital purposes.

IV.	INDEMNIFICATION

3.1        The Subscriber agrees to indemnify and hold harmless the Company, if any, against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription Agreement, provided, however, that such indemnity, shall in no event exceed the net proceeds received by the Company from the Subscriber as a result of the sale of Securities to the Subscriber.

3.2        The Company agrees to indemnify and hold harmless the Subscriber against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription Agreement.

V.	REGISTRATION RIGHTS.

The Subscriber shall have registration rights with respect to the Shares and the Warrant Shares issued and held of record by the Subscriber, as set forth in greater detail in the Registration Rights Agreement attached hereto as Exhibit E.

VI.	LOCK-UP RESTRICTIONS.

The Subscriber shall enter execute a Lock-up Agreement substantially in the form set forth in Exhibit D hereto.

5

VII.	MISCELLANEOUS

6.1        Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

To the Company:	Cytomedix, Inc.

209 Perry Parkway, Suite 7

Gaithersburg, MD 20877

Attention: Steven A. Shallcross, CFO

Tel: (240) 499-2680

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

6.2        Entire Agreement; Amendment; Waiver. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding (or if prior to the closing, the Subscribers purchasing at least a majority of the Securities to be purchased at the closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

6.3        Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

6.4        Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

6.5        Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

6.6        Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

6

6.7        No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

6.8        Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.9        Legal Effect. The Subscriber acknowledges that: (a) it has read this Agreement and the exhibits hereto; and (b) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

6.10      No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.11      Independent Legal Advice. The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Agreement and the transactions contemplated herein or have knowingly and willingly elected not to do so

6.12      Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[Signature page follows]

7

Shares of Common Stock -	$2,000,000 (the “Purchase Price”)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable)

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Shares should be issued:

Dated: March 31, 2014

8

This Subscription Agreement is agreed to and accepted as of March 31, 2014.

CYTOMEDIX, INC.

By:	/s/ Martin P. Rosendale
Name	Martin P. Rosendale, CEO
Title:	Chief Executive Officer

9

CERTIFICATE OF SIGNATORY

(To be completed if Securities are

being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2014

(Signature)

10

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned Subscriber is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act by virtue of being (initial all applicable responses):

______A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,
______A business development company as defined in the Investment Company Act of 1940,
______A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
______An insurance company as defined in Section 2(13) of the Securities Act,
______An investment company registered under the Investment Company Act of 1940,
______An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,
_____A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,
_____An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,
_____A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000. For purposes of this Exhibit A-1, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.
_____Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,
_____A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years, and has a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Exhibit A-1, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.
_____A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above. (Note: additional documentation may be requested).

Name of Subscriber (Print)	Name of Joint Subscriber (if any) (Print)

Signature of Subscriber	Signature of Joint Subscriber (if any)

Capacity of Signatory (for entities)	Date

11

EXHIBIT B

WIRE INSTRUCTIONS

12

EXHIBIT C

ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013

13

EXHIBIT D

LOCKUP AGREEMENT

March 31, 2014

Cytomedix, Inc.

209 Perry Parkway, Suite 7

Gaithersburg, MD 20877

Re:	Subscription Agreement, dated as of March 31, 2014 (the “Subscription Agreement”)

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Subscription Agreement.

Pursuant to the Subscription Agreement and in satisfaction of a condition of the Company’s obligations under the Subscription Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the earlier of: (i) ten (10) trading days following the Share Authorization Vote (as the term is defined under the Facility Agreement) or (ii) June 30, 2014 (such period, the “Restriction Period”), the undersigned (i) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Securities (as defined below), and (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Securities (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of any Securities, whether or not such transaction is to be settled by delivery of the Securities, other securities, cash or other consideration, with respect to, any Shares, the Warrants, the Warrant Shares acquired by the undersigned in this Offering pursuant to the Subscription Agreement (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Subscription Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Subscription Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature
Print Name
Address for Notice

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

CYTOMEDIX, INC.

By:

14

Exhibit E

Registration Rights Agreement

15